                                                                  EXHIBIT 10.23


              [PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT REQUESTED BY CARNIVAL CORPORATION]





                    FINCANTIERI CANTIERI NAVALI ITALIANI SpA

                                      and

                              UTOPIA CRUISES, INC.




                             SHIPBUILDING CONTRACT
                                 for Hull 5979

                                     INDEX

Art.          Index
1.            Subject of the Contract
2.            Vessel's Classification - Rules and Regulations - Certificates
3.            Vessel's Characteristics
4.            Builder's Supply - Owner's Supply
5.            Approvals - Supplies by Third Parties
6.            Hull Number
7.            Inspection of Construction
8.            Delivery
9.            Price
10.           Payment Conditions
11.           Defaults by the Owner
12.           Trials
13.           Speed - Liquidated Damages
14.           Deadweight - Liquidated Damages
15.           Stability
16.           Passengers and Crew Accommodation Capacity
17.           Fuel Oil Consumption - Liquidated Damages
18.           Vibrations and Noise
19.           Maximum Amount of Liquidated Damages
20.           Termination of the Contract - Liquidated Damages to be paid by the Builder
21.           Property Rights
22.           Responsibility after Delivery
23.           Insurance
24.           Modification to Plans and Specification
25.           Guarantee - Liability
26.           Events of Force Majeure
27.           Patents
28.           Contract Expenses
29.           Assignment of the Contract
30.           Law of the Contract - Disputes
31.           Address for Correspondence

              Annex 1
              Annex 2
              Annex 3 A, B, C, D
              Annex 4
              Annex 5


                             SHIPBUILDING CONTRACT


Between:


UTOPIA CRUISES, INC. a company organised and existing under the law of Panama, with a registered office in Panama City, Panama hereinafter called the "Owner"


and


FINCANTIERI - CANTIERI NAVALI ITALIANl S.p.A., a company organised and existing under the law of the Republic of Italy, with registered office in Trieste, via Genova, 1, fiscal code 00397130584, hereinafter called the "Builder",



IT IS HEREBY AGREED AND STIPULATED AS FOLLOWS:

              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]


                                   ARTICLE 1

                            Subject of the Contract

1.1 The Builder undertakes to design and build at its Monfalcone Yard and to deliver to the Owner, who undertakes to accept delivery of one passenger cruiseship for the transport of XXXX passengers and XXXX crew (plus XXX pullmans or convertible sofas) and a deadweight of XXXX metric tonnes (hereinafter called "Vessel"), identical in all respects (except as provided in this Contract) to the passenger ship identified by Hull Number 5941, now under construction at Monfalcone yard, as originally contracted for in the Shipbuilding Contract dated January 11, 1993 (hereinafter as amended, called the "Principal Contract" ) but with all modifications to the plans and specification and related documentation (including Maker's List) agreed in regard of Hull 5941 to the date of December 19, 1994. In this contract the term "Specification" means the Specification as defined in the Principal Contract in relation to Hull 5941 with the modifications provided in this Contract. The length of the Vessel shall be increased as compared with Hull 5941 as provided in Article 3 and the Vessel shall be constructed in accordance with the General Arrangement Plan of even date herewith (G.A. Plan Yard No. 5979 as modified 12 January 1995) and the Owner's architect's telefax message of 12 January 1995 and attached plans (hereinafter together called the "Plan").

              The Specification for the Vessel shall be the same as for Hull 5941 except that:

              - Model tests shall be restricted to propulsion tests only.

              - Mock-up cabins for Hull 5941 will apply and no additional mock-up cabins will be required.

              - A bow, anchor-test model will not be required.

1.2 The decorative details of the public areas of the Vessel will be different from the Vessel built under the Principal Contract and the Owner's architects will provide drawings thereof according to the building schedule of the Vessel. The Builder will advise the Owner as soon as practical of the dates by which such drawings require to be supplied to provide the architect reasonable time to prepare the drawings. It is however agreed that the Specification for the Vessel relating to the public areas and the general scope, materials and finish for the Vessel will be to the standard until today agreed for Hull 5941.

1.3 In the event of conflict between this Contract and the Specification and/or Plans, the provisions of this Contract shall prevail. In the event of conflict between the Specification and the Plan, the provisions of the Specification shall prevail.

                                   ARTICLE 2

        Vessel's Classification - Rules and Regulations - Certificates

2.1 The Vessel will be built under the survey of Lloyd's Register of Shipping (the "Classification Society") and to Rules and Regulations of Lloyd's Register of Shipping for the Class "+ 100 A1 + LMC, UMS, Passenger Ship Unrestricted Service, Underwater Survey".

2.2 The Vessel shall comply with the laws, rules, regulations and enactments published and in force on the date hereof as stated in the SPECIFICATIONS, including also Stability Regulations for Passenger Vessels (April 1990) and Fire Protection for Lifeboats and Rafts in way of windows and screens (SOLAS 74, amended) to the requirements of the Classification Society and the Panamanian Government. The Vessel shall also comply with the requirements of the following:

              (a) U.S.P.H including "Vessel Sanitation Programme - Operation Manual (edition August 1989) and W.H.O. "Guide to Ship Sanitation"; and

              (b) SOLAS Regulations and Wireless in relation to Global Marine Distress Signal Systems.

2.3 Classification, certification, testing and survey charges to be paid to the Classification Society and other third parties related to the construction and delivery of the Vessel, its machinery and equipment shall if so required in the Specification be for the account of the Builder.

2.4 The decisions by the Classification Society and other regulatory bodies which are to issue the certificates set forth in the Specification shall be binding on both Parties hereto as to the Vessel's compliance or non-compliance with the rules and regulations of the Classification Society and such regulatory bodies. This does not absolve Builder from compliance with the Specification in respect of provisions which exceed the above requirements.

2.5 The Builder shall carry out such work as is necessary in accordance with this Contract so that the Vessel on arrival in the U.S.A. is approved by the USPH authorities.

2.6 Where after December 19, 1994 amendments to the Specifications and/or Plans for Hull 5941 are agreed in relation to Hull 5941, such amendments shall, except where agreed otherwise, be incorporated in the Vessel with the same adjustments to the Contract Price and technical characteristics of the Vessel as was agreed in relation to Hull 5941.

              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

                                   ARTICLE 3

                            Vessel's Characteristics

3.1 The Vessel shall have the following main dimensions and characteristics:

(A)           Main dimensions
              ---------------
              Length between perpendiculars                  abt.           XXXXX  m
              Length overall                                 "              XXXXX  m
              Breadth at water line (moulded)                "              XXXXX  m
              Breadth Maximum                                "              XXXXX  m
              Depth moulded to deck 2                        "              XXXXX  m
              Depth moulded to deck 7                        "              XXXXX  m
              Depth moulded to deck 12                       "              XXXXX  m
              Design Draught (maximum in seawater
              density 1.025 kg/m(3))                         "              XXXXX  m
              Deadweight at above Design
              Draught of XXXX M                              "              about XXXX metric tons
                                                                            (to be adjusted)

              which may be distributed as follows:
              - passengers and crew effects                                 XXX tonnes
              - provisions and stores                                       XXX tonnes
              - heavy fuel oil                                              XXX tonnes
              - diesel oil                                                  XXX tonnes
              - pool water                                                  XXX tonnes
              - stores and spares                                           XXX tonnes
              - Owner's supplies over and above                                           To be
                Owner's supplies included in lightship weight               XXX tonnes    Adjusted
              - sewage                                                                    XXX tonnes
              - lubricating oil (in storage)                                XXX tonnes

              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

              - fresh water                                                 XXX tonnes
              - technical water                                             XXX tonnes
              - miscellaneous                                               XXX tonnes
                                                                        -----------------
                                                                        Total XXXX tonnes
                                                                        (to be adjusted)

                                                                        To be adjusted relative
                                                                        to 5941 as follows:

(B)           Passenger Cabins

              Standard Cabins inside (with shower)                          XXX
              Standard Cabins outside without balcony                       XXX
              Outside Cabins with Balcony                                   XXX
              Suites                                                        XXX
              Penthouse Suites                                              XXX
                                                                        -----------
                                                                           XXXX Total

              Crew Cabins

              crew cabins (shared bathroom  between
              two cabins)                                                   XXX        May be subject
              staff cabins/P.O. cabins                                      XXX           to minor
              officer cabins                                                XXX        re-distribution
                                                                         -----------
                                                                           XXXX Total

(C)           Life saving equipment

              Total number of persons on board for purpose of life saving equipment to be XXXX

(D)           Machinery - Diesel Electrical Generators/Propulsion Plant


              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

              The main propulsion machinery shall consist of XXXXXXX elastically mounted medium speed diesel engines driving electrical generators and XXXXXXX cycloconverter controlled electric motors, each driving one controllable pitch propeller.

(E)           Main Diesel Generating Sets
              The main diesel generating sets shall comprise XXXXXXX medium speed, four stroke, trunk piston diesel engines, turbocharged, fresh water cooled, started by compressed air of the following number and type:

              2 x GMT - Sulzer 12ZAV 40S, MCR XXXXXX at XXX r.p.m. 4 x GMT - Sulzer 16ZAV 40S, MCR XXXXXXX at XXX r.p.m.

              Total installed machinery power : XXXXX MW (ISO XXXXXX)
              Fuel oil : HFO with maximum viscosity according to CIMAC K 55.

(F)           Power and Speed
              (i)  Service speed:
              With propulsion motor power of XX MW (XXXXMW) the Vessel in trial conditions shall reach a speed of XXXX knots at XXX draught and wind/sea force not exceeding 2 Beaufort scale.

              (ii)  Guaranteed contract speed:
              With all XXX diesel alternators in operation and with the propulsion motors developing each at the motor flange XX MW at about XXX r.p.m. the Vessel, under trial conditions with clean bottom and wind/sea force not exceeding Beaufort scale 2, shall reach a speed of XXXXXX knots at XXXM draught.

(G)           Trade

              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

              The Vessel is to be suitable for around the world cruising with consideration of 10-14 day cruises at service speed of XX knots. Minimum range in respect of fuel to be XX days.

3.2 The foregoing main characteristics (except the characteristics which are the subject of Articles 13, 14, 15, 16 and 17) may be slightly modified, should the Builder deem such modifications necessary to fulfil the contractual requirements in respect of the draft, deadweight, stability and guaranteed speed. Such modifications shall be subject to the Owner's prior approval, such approval not to be unreasonably withheld.

3.3 It is understood that the XXXXXXXXXXX of the Vessel as compared with Hull 5941 may have an effect on the trial and service speed of the Vessel as specified in the Shipbuilding Contract as well as on the deadweight scantling drafts and other characteristics specified in Article 3.01(A). It is agreed that the trial speed of the Vessel for the purpose of Article 3(F) and 13 shall be the speed calculated on the basis of the model tests to be carried out in accordance with Article 12.2 and the service speed for the purpose of Article 3(F) and 13 shall be recalculated by reference to the result of the tank tests aforesaid. Notwithstanding the foregoing, if the trial speed and/or service speed of Hull 5941 fall short of the trial speed and/or service speed specified in the Contract for Hull 5941 the specified trial speed and service speed for Hull 5941 shall be used as the reference point for the calculation of liquidated damages in respect of the Vessel under
              Article 13 rather than the trial and/or service speed revised as provided above.

              Thrusters' power will be of XXXX KW each.

3.4 Services, such as air conditioning, sewage collection and treatment, etc., are to be increased as necessary.

                                   ARTICLE 4

                       Builder's Supply - Owner's Supply

4.1 Those items of equipment listed under paragraph 0,132 (Owner's supply) of the Specification Section "0" will be provided by the Owner. The Builder shall supply all other items of equipment and materials which are required for the construction and outfit of the Vessel in accordance with the standards prescribed in Article 1 and in the Specification whether or not such items are or are not expressly listed in the Specification provided such are necessary for construction and outfit of the Vessel as described herein and in the Specification.

4.2 The Owner's supplies will reach the Builder's Shipyard delivered at the Shipyard, in due time to maintain the Schedule of delivery to such items advised by the Builder so as to give the Owner adequate time to arrange such supply in conformity with the schedule of construction of the Vessel.

4.3 The Builder shall be responsible both for the keeping in stores safe and well protected from damage and deterioration including from atmospheric agents and for the careful handling of the Owner's supplies, including artwork delivered to the Shipyard and shall also take care, at its own expense and under its responsibility, for the subsequent loading and arrangement on board (including framing and mounting of artwork) of the various materials and of the installation of the equipment supplied by the Owner.

4.4 The Builder shall advise the Owner as soon as practicable of any deficiency or damage in the supply or performance of the Owner's supplies. The Owner as soon as practicable shall take all necessary steps to supply missing items and rectify deficiencies in performance.

4.5 For items of machinery and equipment the usual assistance of the maker for installation and testing will be made available to the Builder by the Owner.

4.6 The Builder shall not be responsible for the quality and efficiency of the Owner's supplies but shall be responsible for their proper installation which will be governed by the guarantee under the terms set out in Article 25 hereof.

4.7 The foregoing shall apply also for the Owner's other supplies, if any, not foreseen in the Specification, for which the Owner and the Builder shall mutually agree each time upon possible costs of loading and fitting on board.

4.8 Fuel oils and lubricants for the set up of the plants on board and for all the shop tests of such plants and the trials of the Vessel afloat will be supplied by the Builder and at the Builder's cost and expense.

4.9 The Builder will assist the Owner in clearing with customs and taking delivery to the Builder's yard of each shipment of the Owner's supplies in cooperation with the Owner's local representatives.

                                   ARTICLE 5

                     Approvals - Supplies by Third Parties

5.1 Wherever mentioned in this Article, the term "drawings" shall mean plans, schedules, subcontractors' supply order specifications and other material subject to Owner's approval as per the Specification.

              Drawings shall be submitted for approval only for new or modified construction and outfit different from those already approved for Hull 5941.

5.2 The Builder shall send by courier to the Owner, for preliminary approval, copies of the drawings for the construction, outfitting and completion of the Vessel as foreseen in the Specification, and the Owner shall dispatch by courier one copy of the foregoing drawings, either approved or supplemented with possible remarks suggestions or proposals, within a term of 21 days as from the date of arrival of the drawings to the Owner's office or such longer period as may be agreed by the Builder at its reasonable discretion if the Owner requests an extension of the said 21 day period.

              In the event that, on such expiration date the foregoing drawings have not yet been returned to the Builder, such drawings will be considered as approved.

5.3 The Builder shall take into consideration the remarks, suggestions or proposals, if any, by the Owner, acting as follows:

              (A) if such remarks, suggestions or proposals are covered by its contractual obligations, the Builder shall promptly carry them out without claiming any costs and shall supply the Owner with the relevant amended drawings in order to describe and confirm the modification made;

              (B) conversely, the remarks, suggestions or proposals not covered by the Builder's contractual obligations will be handled according to Article 24 hereof.

              The amendments, in respect of drawings referred under sub-para
              (B) above according to Article 24 hereof, will in turn be submitted for the approval of the Owner, with the same procedure, limited to the part modified.

5.4 Approval or deemed approval of such drawings etc shall in no way affect the responsibility of the Builder for the successful completion of the Vessel and for the fulfilment of the Builder's contractual obligations under this Contract, the Specification and the Plans.

5.5 The Owner undertakes to use reasonable endeavours to ensure that the requested approvals are given in the shortest time reasonably practicable within the period specified in paragraph 2 of this Article.

5.6 The Builder shall have the right to sub-contract part of the supply and work to be carried out under this Contract on the building site or elsewhere provided that the main work of construction and main work of assembly of the Vessel's sections, as well as installation of machinery, equipment and outfit, shall be carried out at the Builder's yard at Monfalcone.

5.7 The subcontractors for items included in the makers' list agreed between the Owner and the Builder (the "Makers' List") shall be one of the companies listed in the Maker's List in relation to the relevant item. The Owner and Builder may by agreement from time to time add to or remove names from the Makers' List. In relation to those items specified in the Makers List the Builder shall select the supplier from the companies listed in the Makers' List and send to the Owner for approval in accordance with Article 5 the specification of the relevant item together with the information the Owner may reasonably require to assess the suitability or the Maker proposed. The Owner shall approve or disapprove the specification as provided in Article 5 and may propose to the Builder the selection of another of the companies listed in the Makers' List in relation to the relevant item. The Builder will do its best to meet the Owner's wishes and will forward the respective specification for its approval. However if the item supplied by the company proposed by the Owner from those of the Makers' List in relation to the relevant item is more expensive than the item manufactured or supplied by the company as proposed by the Builder and the Builder and the Owner are unable to agree on the selection of the item by the company proposed by the Owner (within the procedures laid down in Article 5), the Owner may insist on the selection of the company proposed by it provided that the difference in price shall be treated as a modification as provided in Article 24.

5.8 The selection of subcontractors for main items not included in the Makers' List shall be subject to the Owner's prior approval such approval not to be unreasonably withheld.

5.9 Any contact with the Builder's suppliers, in connection with the supplies intended for the Vessel subject of this Contract will, in any case, be carried out through the Builder.

5.10 The Owner will be provided with such information as it may reasonably request in order to verify the performance of the equipment supply or work carried out by the subcontractors.

5.11 The supplies from and work of third parties will be covered by the Builder's guarantee as provided in Article 25 hereof.

5.12 The Owner undertakes to supply the architectural drawings ("Design Concepts") developed from the public rooms Owner's architect drawings referred to in Article 1 relevant to the public rooms and passenger open decks identified in the Plans. Such Design Concepts will be drawn up at the Owner's expense and delivered to the Builder. The Builder will advise the Owner within three months from the date of this Contract of the schedule for delivery and scope of the Design Concepts for the Vessel which the Owner has to provide. Such schedule shall allow reasonable time in each case for the Owner's architect to draw up such Design Concepts and the Builder shall provide the Owner's architect a reasonable period in advance of the deadline for submission of the Design Concepts with information regarding the layout, frame spacing, steel structure, engine casing, vertical and horizontal air and cable ducts and other similar information which is sufficiently firm to enable the Owner's architect to prepare the Design Concepts and precludes foreseeable major changes in such items which would affect the preparation of such Design Concepts.

              The Design Concepts will conform with the structure and layout of the relevant areas of the Vessel and the standards stipulated in this Contract. However if the Builder discovers that detailed modifications are required to accommodate the general concepts in a reasonable manner, it will promptly notify the Owner about the problem with a view to finding a solution acceptable to both parties.

              Within two months from the receipt of the Design Concepts the Builder shall work up the Design Concepts and provide the Owner with detailed drawings implementing the same and during the following 30 days the Builder and the Owner shall collaborate to reach the final decision about the drawings implementing the Design Concepts.

              Each of the final drawings prepared by the Builder will be signed by the Owner and the Builder by way of approval.

                                   ARTICLE 6

                                  Hull Number

6.1           The Vessel will be identified as hull number 5979.

6.2 As soon as possible after the arrival at the Builder's yard, all materials, machinery and other equipment intended to be incorporated in the Vessel shall be marked with the above Hull number for the purpose of identification and establishing that such materials, machinery and equipment belong to the Vessel. The Builder may not use any such marked material, machinery, and equipment for the construction of any other vessel without the approval of the Owner, such approval not to be unreasonably withheld. The Builder may not use for the construction of the Vessel materials, machinery and other equipment marked for use in the construction of any other vessel without the approval of the Owner, such approval not to be unreasonably withheld.

                                   ARTICLE 7

                           Inspection of Construction

7.1 During the Vessel's construction, the Owner shall have the right to have the Vessel and all engines, auxiliary machinery, outfit, furnishing etc., inspected by its authorised representatives, to whom the Builder shall grant free access - during working hours - to the Vessel, its shipyard and workshops and shall obtain the same right of access to the plant where parts intended for the Vessel subject of this Contract were sub-contracted by the Builder.

7.2 The supervision and inspection carried out during the Vessel's construction by the Owner or its authorised representative shall not relieve the Builder from its obligations to complete the Vessel in accordance with this Contract and Specification and the Plans. Throughout the period during which the Vessel is under construction the Builder will conduct its proper quality control programme of inspections, testing and supervision by a team of the Builder's staff designated for this purpose. The Owner's quality control staff shall wherever practicable work together with the Builder's staff and jointly sign protocols in respect of items approved by them.

7.3 The Owner and/or its authorised representatives shall promptly notify the Builder in writing of any noted defects and deficiencies which are considered by them as non-compliance with the contractual conditions in respect of materials or workmanship.

7.4 Approval by the Owner or Owner's representatives of work, inspections, tests, trials, documents or plans shall not relieve the Builder of its responsibility for the successful completion of the Vessel in accordance with this Contract, the Specification and Plans.

7.5 The Builder shall take into due account reasonable remarks, if any, by the Owner or its authorised representatives, within the limits of the contractual obligations.

7.6 The Owner's authorised representatives shall observe the work rules prevailing at the Builder's and Builder's subcontractors' premises as far as they may be concerned. They shall also address their remarks exclusively to the Builder's appointed representatives.

7.7 Should the Owner elect to entrust the inspection to persons outside its organisation, such persons shall be subject to the Builder's prior approval (not to be unreasonably withheld).

7.8 The Builder shall prepare an inspection and tests schedule and shall give to the Owner reasonable advance notice about the dates of all inspections, tests and trials including those carried out on sub contractors' premises as required by the Specification. On completion of the test operations of major items, there will be drawn up protocols of acceptance undersigned by the Owner's and Builder's authorized representatives and, wherever required, by the Classification Society.

7.9 The Builder shall provide at its yard to the Owner's Representatives, for their inspection tasks, suitably furnished office spaces equipped with lavatories, telephone, word processors and telefax and as described in the Specification. The telephone and telex/telefax expenses will be borne by the Owner.

                                   ARTICLE 8

                                    Delivery

8.1 The delivery of the Vessel means the presentation of the Vessel afloat, moored at a quay, suitable for crew and passenger embarkation and loading of Owner's supplies and provisions, free from encumbrances or liens (other than the Construction Finance Mortgage referred to in Article 10.5 which shall be discharged contemporaneously with delivery), upon the satisfactory trials completion and completion of all work required under this Contract, the Specification and the Plans, together with the documents required by the Specification. Such documents shall be in the usual form they are issued on delivery.

              The following further documents will be handed over to the Owner

              (A)              Invoice for the total final price.

              (B) Declaration of Warranty of the Builder that the Vessel is delivered to the Owner free and clear of any and all liens, claims or other encumbrances upon the Vessel and the Owner's title thereto, and in particular, that the Vessel is absolutely free of all burdens, in the nature of imposts, taxes or charges imposed by the city, state or county of the port of delivery, as well as of all liabilities arising from the construction or operation of the Vessel on trial runs or otherwise, prior to delivery and acceptance.

              (C)              Builder's Certificate.

              A protocol of delivery and acceptance will be signed by the Builder and the Owner.

8.2           If:-

              (A) the aforementioned documents are tendered by the Builder and

              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]


              (B) the Vessel has been duly completed in accordance with this Contract, the Specification and the Plans, the delivery shall be considered as carried out to all effects even if the Owner refuses to sign the protocol of delivery and acceptance.

8.3 The Vessel will be delivered to the Owner, in accordance with this Contract and provided the payments hereinafter specified are made within the terms set forth, upon completion of all work necessary to enable the Vessel to comply with this Contract, the Specification and the Plans on 15 December 1998 extended by the period by which the delivery of the Vessel is delayed by reason of force majeure affecting the Vessel as provided in Article 26 and for modifications affecting the Vessel as provided in Article 24 and for delays in payment in relation to the Vessel as provided in this Contract which would permit the Builder to delay delivery of the Vessel. The Vessel may be delivered at the Builder's yard at which the Vessel has been built or at Venice or Trieste provided that the Builder shall give to the Owner not less than 30 days' notice of the place of delivery. The Builder agrees and will procure that the Vessel may remain at the quay for a period of 7 days after delivery. If the Vessel is completed and tendered for delivery to the Owner before the date specified above the Owner may, but shall not be obliged to, take delivery of the Vessel before that date.

8.4 Should the Vessel not be delivered in accordance with the terms of this Contract, the Specification and the Plans on or before the date extended as referred to therein the Builder shall pay to the Owner as final liquidated damages an amount of US Dollars XXXXXXX for each solar day of delay.

8.5 Should the delay in the delivery of the Vessel, exceed by 360 solar days, the delivery date specified in paragraph (3) of this Article extended as referred to in the said paragraph (3) the Owner, as an alternative to receiving the foregoing liquidated damages, shall have the right to terminate this Contract with the consequences set forth in Article 20 hereof.

8.6 Should the delay in the delivery of the Vessel exceed by more than 540 solar days the delivery date specified in relation thereto in paragraph (3) of this Article, as extended by the period by which the Vessel is delayed by reason of modifications affecting the Vessel as provided in Article 24 and delays in payment in relation to the Vessel as provided in Article 11 then, irrespective of the provisions of Article 26 which might otherwise permit postponement of delivery, the Owner shall have the right to terminate this Contract with the consequences set forth in Article 20 hereof.

8.7 Without prejudice to the Owner's rights under Article 8, 13, 14, 15, 16, 17 and 18 of this Contract, in the event that the Vessel is tendered for delivery by the Builder, the Vessel has defects or deviations (other than defects or deviations referred to in Articles 13, 14, 16, 17 or 18) and each of the following conditions is satisfied in relation thereto:

              (A) the defects and/or deviations do not make the Vessel unsuited to the service for which the Vessel has been ordered; and

              (B) the defects and/or deviations do not represent a material departure from the requirements of this Contract, the Specification, the Plans and the hull lines and form developed for the Vessel; and

              (C) the defects and/or deviations cannot reasonably be expected to affect the operational efficiency of the Vessel; and

              (D) the defects and/or deviations cannot reasonably be expected to affect the safety or comfort of the Vessel's passengers; and

              (E) the defects and/or deviations do not prevent the issue of the certificates which the Builder is required by the Specification to deliver to the Owner on the delivery of the Vessel;

              but the Vessel has in other respects been completed in accordance with the requirements of this Contract, the Specification and the Plans, the Owner shall accept delivery of the Vessel with an appropriate reduction of the price. If the Vessel is tendered with defects or deviations other than such defects or deviations as are referred to above the Owner shall, subject to Articles 13, 14, 16 and 17, not be obliged to take delivery of the Vessel. In circumstances in which the foregoing provisions of this paragraph apply the determination of the appropriate reduction of the price by agreement or arbitration shall not delay the delivery of the Vessel.

8.8 In the event that when delivery of the Vessel is tendered by the Builder the Vessel shows minor defects or non-completions in the passengers' areas, the Owner will take delivery of the Vessel while claiming remedy of the defects and/or completion of work during the Vessel's transfer voyage and the Builder shall supply, at its expense, all the materials and labour necessary to remedy the foregoing defects and non-completions before the date foreseen for the embarkation of passengers. However, subject to
              Article 16.4, in the event that on the embarkation of passengers one or more cabins are still unusable, the Owner will be entitled to claim from the Builder the reimbursement of the Owner's loss of profit attributable to the non-completions up to the date when the defects or non completion will be remedied by the Builder. The Owner will give the Builder the opportunity to continue to work, provided that such work shall be carried out in a manner which will not reasonably cause discomfort or annoyance to passengers. If the Builder is unable to remedy such defects or non-completions so as to render the affected cabins unusable the Builder's obligation to reimburse the Owner for its loss of profit shall cease when the Builder acknowledges it is so unable and the Builder shall therefore be liable to pay the liquidated damages stipulated in Article 16.5

8.9 In the event that when delivery of the Vessel is tendered by the Builder the Vessel shows minor defects or non-completions concerning areas not intended for passengers, and/or areas intended for passengers except to the extent remedied by the Builder under paragraph 8 of this Article or as to which the Builder has paid liquidated damages under paragraph 8 of this Article and Article 16.4, then the Owner will be entitled either to claim their remedy by the Builder at the Builder's expense after delivery during the Vessel's transfer voyage prior to the Vessel entering service, or to arrange itself for the execution of such remedy work, and in the latter case the Builder shall refund the actual cost incurred by the Owner. Such work shall be carried out in a manner which will not reasonably cause discomfort or annoyance to passengers.

8.10 In paragraphs 8 and 9 of this Article "minor defects or non-completions" means defects or non-completions which exist when delivery of the Vessel is tendered and which either:

              (A) would not entitle the Owner to reject the Vessel and terminate this Contract by virtue of paragraph 7 of this Article; or

              (B) would entitle the Owner to reject the Vessel but despite which the Owner agrees to take delivery of the Vessel and which are notified to the Builder on delivery.

8.11 If it is not practicable before delivery for the Builder to demonstrate the contractual performance of any of the specified equipment or the contractual performance of any of the specified technical systems of the Vessel in its intended operating conditions, the Builder will demonstrate such performance as soon as practicable and if not practicable within 180 days of delivery compliance or non-compliance shall be determined by calculations. In case of deficiencies in performance the Builder will remedy such deficiencies under paragraph 9 of this Article or under the guarantee contained in Article 25 as appropriate.

              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

                                   ARTICLE 9

                                     Price

The Owner shall pay to the Builder for the Vessel the price of Italian Lire XXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXX (It. Lire XXXXXXXXXXXXXXX) fixed and not subject to adjustment.

              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

                                   ARTICLE 10

                               Payment Conditions

10.1 The payment of the price of Italian Lire XXXXXXXXXXXXXXX will be made for the Vessel as follows:

              XX% (Italian Lire XXXXXXXXXXXXX) on signature of this Contract; XX% (Italian Lire XXXXXXXXXXXXXX) on XXXXXXXXXXXXX;
              XX% (Italian Lire XXXXXXXXXXXXXX) on XXXXXXXXXXXXX;
              XX% (Italian Lire XXXXXXXXXXXXXX) on XXXXXXXXXXXXXXXXX;
              XX% (Italian Lire XXXXXXXXXXXXXX) on XXXXXXXXXXXXXXXXXX;
              XX% (Italian Lire XXXXXXXXXXXXXXX) financed through a supplier's credit on the following conditions:

              (A) Rate of interest: XXXX% per annum, fixed, net, payable on a semiannual basis and calculated on the loan outstanding balance.

              (B) Repayment: over XXX years by means of XX semiannual equal principal instalments including the relevant interest calculated as above from the Vessel's delivery (as per Annex 1).

              (C) Loan instruments for the Vessel: XX sets of XX promissory notes. The promissory notes must be free of any taxes, impost, levies or duties present or future of any nature whatsoever and not capable of prepayment (as per Annex 2).

              (D) Maturities: the promissory notes shall have maturities in accordance with the expected date for delivery of the Vessel as provided in paragraph (3) of Article 8. The first note of each set will expire at 6 monthly intervals from each such expected delivery date. The

              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

                               following maturities will expire at 6 monthly intervals thereafter (as per Annexes 3/A, 3/B 3/C and 3/D).

              (E) Release of loan instruments: promissory notes, duly filled in, shall be deposited in trust within 30 days from the date of this Contract at a first class Italian Bank acceptable to the Owner (hereinafter called the "Trustee Bank") with irrevocable instructions (see Annex 4) to release them to the benefit of the Builder, upon presentation by the same of RINA certificates stating that the Vessel has reached the percentage stage of completion stated in Annex 5.

                               The Builder undertakes to release such
                               promissory notes only in order to obtain the financing of the Vessel during the construction period.

              (F) Deferred delivery: in case the actual delivery date of the Vessel is different from the date specified in relation thereto in paragraph 3 of
                               Article 8, the parties agree to reissue or amend the promissory notes modified accordingly, so that the new maturity dates will be at six monthly intervals from the actual delivery date.

10.2 The amounts due by the Owner or by the Builder for the modifications to the Specification and to the Plans will be paid on delivery of the Vessel. Interest on XX% of the cost of modification shall be payable by the Owner to the Builder in the case of extra costs, or by the Builder to the Owner in the case of credits, from the date on which the modification is agreed until delivery, calculated at the prime rate ABI as mentioned in
              Article 20.1(A).

10.3 Liquidated damages, if any, or premiums for delivery, speed, deadweight, capacity and fuel oil consumption will be determined on delivery of the Vessel and the relevant amount will be paid to the party entitled thereto on delivery.

              In the event of any dispute as to the quantification of any such amount, delivery of the Vessel shall nevertheless take place in accordance with this Contract (but without prejudice to the right of either party to refer such dispute to arbitration in accordance with Article 30 of this Contract).

              Any liquidated damages or price reduction will be settled by way of cash payment by the Builder to the Owner and not by way of reduction in the amounts payable hereunder by the Owner or by way of modification to the promissory notes referred to in Article 10.1.

10.4 The Owner shall not delay or discontinue any payment foreseen in this Contract for any reason whatsoever except in the event of the proper termination of this Contract in relation to the Vessel or a total loss of the Vessel as provided herein.

              Exceptions and/or claims, if any, by the Owner against the Builder, will be asserted separately according to the provisions set forth in Article 30 hereof.

10.5 If, as contemplated in Article 10.1 (E), the Builder proposes to release the promissory notes in order to obtain the financing of the Vessel during the construction period, then in order to procure such financing, the Builder may (prior to the transfer of the property in any part of the Vessel to the Owner pursuant to
              Article 21) grant in favour of the financing parties a first priority mortgage over the Vessel (the "Construction Finance Mortgage") and register the same as a mortgage of a vessel under construction (at its own expense), provided (1) that the financing parties agree for the benefit of the Builder and the Owner that they will not take any steps to enforce the mortgage save in circumstances where an event has occurred which entitles the Owner or the Builder to rescind or terminate the Contract and
              (2) that the mortgagees under the Construction Finance Mortgage give undertakings to the Owner in mutatis mutandis substantially the same terms as the undertakings given by Citibank N.A. to the Owner in relation to Hull 5941.

              If a Construction Finance Mortgage is created, then the transfer of the property in all or part of the Vessel pursuant to Article 21 shall be a transfer subject to the Construction Finance Mortgage.



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

              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

10.6 Any financing provided to the Builder in respect of the construction period will be on terms whereby the full amount due will be repayable at the delivery of the Vessel at which point the Builder will re-acquire the promissory notes issued by the Owner under Article 10 and sell the promissory notes without recourse to an investor or investors.

10.7 The Builder shall not have any rights to sell the Promissory Notes of the Owner referred to in Article 10 of this Contract to anyone other than one or more Qualified Investors.

              "Qualified Investor", used herein, means any financial institution(s) or other entity approved in writing by the Owner.

10.8 If at delivery of the Ship by the Builder to the Owner in accordance with the terms of this Contract the Builder has not received a bona fide offer from a Qualified Investor to purchase the Promissory Notes, on terms substantially the same as the offer referred to in the letter dated January 14, 1995 (the "Citibank Offer") from Citibank, N.A. to the Builder and Citibank N.A. Rome as intermediary bank, or at a price equal to the principal value of the Promissory Notes (i.e., It. Lire XXXXXXXXXXXXXXX), then the Builder shall have the right to demand payment of the deferred portion of the purchase price of the Ship represented by the principal value of the Promissory Notes in cash on the date of delivery. In such event, the Builder shall concurrently return the Promissory Notes to the Owner on payment of such amount, and the Owner agrees to indemnify and hold the Builder harmless under such circumstances from and against all losses, directly incurred by the Builder as a result of repayment of any subsidy otherwise paid to, or loss of any subsidy due to the Builder in respect of the construction financing of the Ship.

10.9 In the event that the Builder has received a bona fide offer from a Qualified Investor to purchase the Promissory Notes on or before the delivery date of the Ship under this Contract, on terms substantially the same as the Citibank Offer or at a price

              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

              equal to the principal value of the Promissory Notes (i.e., It. Lire XXXXXXXXXXXXXXX) and the Builder fails to deliver the Promissory Notes for purchase under such offer, then the Owner shall have the right, but not the obligation, to pay the deferred portion of the purchase price of the Ship in cash on delivery for an amount equal to the purchase price of the Promissory Notes under the bona fide offer not accepted by the Builder. If the Owner pays such price in cash then the Builder shall concurrently return the Promissory Notes to the Owner. In this event, the Builder will indemnify the Owner in respect of any advisers' legal fees relating to this transaction, and no indemnification will be required from the Owner to the Builder, in respect of any loss of subsidy or otherwise.

                                   ARTICLE 11

                  Defaults by the Owner/Carnival Corporation.

11.1 Should the Owner be in default in payment of any Contract instalment and/or other amounts due under this Contract, then the Owner shall pay to the Builder - as from the due date - interest thereon reckoned according to the prime rate ABI (Italian Banking Association), increased by 4 percentage points, published on "Il Sole 24 Ore" at three months capitalization.

11.2 Moreover, the Builder shall be entitled to one day's extension in the delivery time of the Vessel for each day of delay in the payment of the aforesaid sums and if the delay exceeds 15 days as from the due date the Builder shall have the option to suspend the Builder's obligations under this Contract in relation to the Vessel until payment of such sums and interest thereon has been received by the Builder.

11.3 If the aforesaid delay exceeds one month from the due date, the Builder, even if it has elected to suspend its obligations as aforesaid, or if any of the events specified in Article 11.7 occurs and is continuing, may give to the Owner at any time notice in writing declaring the Contract terminated and claim damages.

11.4 To recover payment of the damages for default of the Owner under this Article the Builder shall have the option, but shall not be bound to sell the Vessel before or after having completed it (together (at the Builder's discretion) with any Owner's supplies in the Builder's possession) without prejudice to any other of the Builder's rights.

11.5 Should the Builder elect to sell the Vessel (together with any such Owner's supplies) then the sale shall be effected by auction or by private sale, on such terms and conditions at such price as the Builder shall determine, no responsibility deriving therefrom to the Builder. Should the net proceeds of such sale and the instalments already paid by the Owner not cover the damages and expenses suffered by the Builder (including, without limitation, costs and expenses incurred by the Builder in connection with the sale, and any costs and expenses incurred by the Builder in constructing and completing the Vessel after termination of the Contract in relation thereto), the Owner shall be liable for the difference.

11.6 Should the Owner fail to take delivery of the Vessel in accordance with the terms of this Contract then, without prejudice to any other right of the Builder, the whole of the outstanding balance of the purchase price payable under Article 10 and all the other outstanding payments due from the Owner shall be regarded as having fallen due immediately on service of notice from the Builder to the Owner, demanding payment pursuant to this Article 11.6.

11.7          The events referred to in Article 11.3 are:-

              (A) a bona fide petition, whether voluntary or involuntary, is filed and is not dismissed within thirty (30) days or an effective resolution is passed for bankruptcy, liquidation, reorganisation or winding up of the Owner or Carnival Corporation (other than for the purpose of a reconstruction or amalgamation which has received the Builder's prior written approval, such approval not to be unreasonably withheld); or

              (B) a receiver, trustee, liquidator, or sequestrator of, or for, the Owner or Carnival Corporation or any substantial portion of the property of the Owner or Carnival Corporation is appointed or the Owner or Carnival Corporation makes an assignment of the whole or a substantial part of its assets for the benefit of creditors; or

              (C) the Owner or Carnival Corporation is unable to pay or admits its inability to pay its debts as they fall due or if a moratorium shall be declared in respect of any indebtedness of the Owner or Carnival Corporation or the Owner or Carnival Corporation ceases to carry on its business or makes any composition with its creditors generally or is declared bankrupt or goes into liquidation.

              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

                                   ARTICLE 12

                                     Trials

12.1          The Vessel shall run the following testing trials:

              (A)              Dock trial as specified in the Specification.

              (B) Official sea-trials as provided in the Specification during which the trial speed and the propulsion motors output and revolutions shall be determined in accordance with paragraph
                               (F)(ii) of Article 3.1.

              An endurance test as well as all other trials and test included in the sea trial program in the specification shall also be carried out with recording of measurements of all parameters, enabling determination of performance relevant to each test.

              (C)              All other trials specified in the Specification.
                               The trials program will be timely agreed upon by Owner and Builder.

12.2 The speed runs and endurance test shall be run at the draft of XXX meters or at the draft attainable by ballasting the Vessel with ballast water using tanks and compartments intended for this purpose.

              As far as practicable the draft and conditions shall be as close as possible to the corresponding draft and other actual trial conditions at which tank model tests have been carried out. Should such speed trial draft and other actual trial conditions be other than the draft and conditions specified in paragraph
              (F)(ii) of Article 3.1, the speed, the propulsion motors' output and the revolutions corresponding to the latter draft and conditions shall be determined by the Netherlands Model Basin in Wageningen on the basis of the results recorded at the sea trials by means of data from their model tests carried out with the final hull form and design propellers.

12.3 All trials and measurements will be conducted in a manner and to an extent as prescribed in a detailed schedule based on the Specification. The methods to be used are to be selected by the Builder to suit the Vessel's sea trials programme to the approval of the Owner.

12.4 The Builder has the right to subcontract speed and power measurements to an independent model basin or research institute. However, the Owner will be kept fully informed and allowed to observe and ascertain measurements recorded during the trials as if the Builder had carried out the tests with its own personnel.

12.5 Should conditions which properly qualify to delay delivery as provided in Article 26 prevent the Builder from carrying out properly the official trial on the day scheduled therefor, the Builder has the right to postpone the trial or such part of it as deemed necessary. In such case the Builder shall be entitled to an extension of the Vessel's delivery time covering the whole period of postponement provided that the Vessel's delivery is actually delayed by such postponement and provided further that the Builder shall promptly carry out the postponed trial or part as soon as conditions allow.

12.6 The Builder shall also conduct a preliminary sea trial, enabling checking and adjustment of the propulsion plant and the detection of defects and deficiencies, such as excessive noise and vibration, and their correction in good time. The preliminary sea trial shall take place as soon as the Vessel is sufficiently completed for this purpose. The Owner's representatives shall be entitled to attend such preliminary trial. Any adjustment to the functioning of the power generation and propulsion plants and system associated otherwise shall be within the normal limits prescribed by the makers of the propulsion plant and will not in any case cause conditions of undue stress or any other abnormal condition in the Vessel, its machinery and equipment.

12.7 The sea trials program shall include trials for the determination of the steering and manoeuvring characteristics of the Vessel.

12.8 The Builder shall have the right to repeat any trial whatsoever after giving reasonable notice to the Owner.

12.9 The official sea trials will be carried out using H.F.O. with a viscosity of up to 700 CST/50 DEG.C., but not less than 380 CST/50 DEG.C.

12.10 All expenses for the trials will be borne by the Builder who, during the sea trials, will provide the necessary crew at its own expense.

12.11 Should any breakdowns occur during the trials, entailing their interruption or irregular performance and breakdown cannot be repaired by the normal means available on board, the trial so affected will be cancelled and will be repeated by and at the expense of the Builder. The time period required for the repairs will produce an extension of the delivery term to be agreed upon by the Owner and the Builder if caused by events which permit extension of the delivery date under Article 26.

12.12 If the breakdowns could be repaired by the normal means available on board, the trials, with the previous agreement between the Owner and the Builder, will be continued and considered as a valid trial.

12.13 The Builder shall give the Owner thirty days notice of the anticipated date of the sea trials.

12.14 Provided the Builder will make available to the Owner the results of the sea trials within 7 days after completion of sea trials, within the following 7 days, the Owner shall give the Builder a notice in writing, or by telefax confirmed in writing, of completion and acceptance of the sea trials, advising whether the Owner considers that the results of the sea trials indicate conformity of the Vessel to this Contract, the Specification and the Plans to the extent that matters have been the subject of such sea trials or further trials.

12.15 In the event that the Owner rejects the results of the sea trials as not conforming to the said extent by this Contract or to the Specification or the Plans, the Owner shall indicate within the subsequent 7 days in its notice of rejection in what respect the

              Vessel, or any part or equipment thereof, does not conform to this Contract and/or the Specification and/or the Plans.

12.16 In the event that the Owner fails to notify the Builder as aforesaid of the acceptance or the rejection, together with the reason therefor, of the sea trials within the period as provided above, the Owner shall be deemed to have accepted the sea trials of the Vessel.

12.17 Acceptance of the results of the sea trials as above provided shall be final and binding so far as conformity of the Vessel to this Contract and the Specification and the Plans to the extent demonstrated on such trials is concerned and shall preclude the Owner from refusing formal delivery of the Vessel as hereinafter provided, on the grounds of non conformity of the Vessel in respect of items whose conformity has been demonstrated and accepted during the sea trials, if the Builder complies with all other requirements for delivery as provided in this Contract.

12.18 Should any fuel oil or lubricating oil in storage tanks or unbroached barrels, greases and ship's stores, including fresh water furnished by the Builder for the sea trial remain on board the Vessel at the time of acceptance thereof by the Owner, the Owner agrees to buy the same from the Builder at the Builder's cost price.



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              CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

                                   ARTICLE 13

                           Speed - Liquidated Damages

13.1 Should the speed of the Vessel, at the design draft of XXX m determined in accordance with Article 3.1(F)(ii) hereof, under the conditions set out in the Specification, as determined in
              Article 12 hereof, be lower than XXXXXX knots, the Builder shall pay to the Owner, as final liquidated damages, the following cumulative amounts:-

              -for the first two tenths of knot of less speed:
              -for the third tenth of knot of less speed:        It.Lire XXXXXXXX

              -for the fourth tenth of knot of less speed:       It.Lire XXXXXXXX

              -for the fifth tenth of knot of less speed:        It.Lire XXXXXXXX

              -for the sixth tenth of knot of less speed:        It.Lire XXXXXXXX

              -for the seventh tenth of knot of less speed:      It.Lire XXXXXXXX

              -for the eighth tenth of knot of less speed:       It.Lire XXXXXXXX

              -for the ninth tenth of knot of less speed:        It.Lire XXXXXXXX

              -for one knot of less speed:                       It.Lire XXXXXXXX

              -fractions in proportion.

              Should the speed of the Vessel determined as aforesaid be less than XXXXXX knots, then the Owner, as an alternative to receiving the foregoing liquidated damages,



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              CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

              shall have the option to terminate this Contract with the consequences provided for in Article 20 hereof.

13.2 Should the service speed of the Vessel determined in accordance with Article 3.1(F)(i) hereof under the conditions set out in the Specification, as determined on the sea trials, be lower than XX knots, the Builder shall pay to the Owner, as final liquidated damages, the following cumulative amounts:-

              -for the first two tenths of a knot of less speed:                  XXXX
              -for the third tenth of knot of less speed:        It.Lire XXXXXXXXXXX

              -for the fourth tenth of knot of less speed:       It.Lire XXXXXXXXXXX

              -for the fifth tenth of knot of less speed:        It.Lire XXXXXXXXXXX

              -for the sixth tenth of knot of less speed:        It.Lire XXXXXXXXXXX

              -for the seventh tenth of knot of less speed:      It.Lire XXXXXXXXXXX

              -for the eighth tenth of knot of less speed:       It.Lire XXXXXXXXXXX

              -for the ninth tenth of knot of less speed:        It.Lire XXXXXXXXXXX

              -for one knot of less speed:                       It.Lire XXXXXXXXXXX
              -fractions in proportion.

              Should the service speed of the Vessel determined in accordance with the preceding provisions of this paragraph be less than XX knots, then the Owner, as an alternative to receiving the foregoing liquidated damages, shall have the option to terminate this Contract with the consequences provided for in Article 20 hereof.

              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]


13.3 If the Owner would be entitled to receive amounts by way of liquidated damages under both Article 13.1 and 13.2 in respect of deficiencies in speed calculated under the respective provisions thereof the Owner shall receive the higher of the amounts due under respectively Article 13.1 and 13.2 but not both amounts.

              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

                                   ARTICLE 14

                        Deadweight - Liquidated Damages

14.1 The Vessel's deadweight - as determined in the Specification - in sea water of 1.025 specific gravity on the mean draft of XXX meters from the base line will not be less than XXXX metric tons.

14.2 Should the Vessel's deadweight be less than XXXX metric tons, then the Builder shall pay to the Owner, as final liquidated damages, an amount of Italian Lire XXXXXXXXX for each metric ton of lesser deadweight, with a fixed free allowance of XXX metric tons.

14.3 Should the Vessel's deadweight be less than XXXX metric tons, then the Owner, as an alternative to receiving the aforementioned liquidated damages, shall have the option to terminate this Contract with the consequences provided for in Article 20 hereof.

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              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR
              CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

                                   ARTICLE 15

                                   Stability

15.1 The Vessel's stability characteristics shall be such as to fulfil the provisions of the rules set out in Article 2 hereof and to be adequate for satisfactory seakeeping and seaworthiness.

15.2 An inclining test for the determination of the Vessel's stability characteristics shall be carried out in accordance with the provisions of Lloyd's Register of Shipping and/or national administration of the Vessel's intended Registry.

15.3          (A)              If necessary to enable the Vessel to comply with
                               stability requirements in accordance with the regulations referred to in Article 2 hereof, the Builder may use the double bottom void tanks for ballast.

              (B) If necessary in order to fulfil the deadweight commitments in accordance with Article 3.1 hereof, the design draft may be increased.

              In either (A) or (B) above, or a combination of both, the design draft may be increased up to a maximum XXX metres and the design draft referred to in Articles 3.1(A), 3.1(F), 12.2, 13 and 14.1 shall be correspondingly increased.

              The foregoing does not relieve the Builder of its responsibility to comply in all respects with the prescribed deadweight, speed and range as specified in Article 3, with the increased design draft.



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

              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

                                   ARTICLE 16

                   Passengers and Crew Accommodation Capacity

16.1 The capacity of the passenger and crew accommodation is specified in Article 3 hereof, the Specification and Plans.

16.2 It is however understood that, except in the case of prior agreement between the Builder and the Owner, if the number of passenger cabins of the Vessel is lower than the number determined in the contractual documentation (after deducting the number of cabins which are unacceptable, taking account of the allowed tolerances, owing to excess noise and/or vibrations as set forth in the Specification), then the Builder shall pay to the Owner, as final liquidated damages, the amount quoted in
              Article 16.4 for each missing cabin.

16.3 In the event that, except in the case of prior agreement between the Builder and the Owner, the number of the passenger cabins is less than XXXX or if the Vessel does not have XXXXXXXXX and XXXXXXXXXXXXXXXXXXX then the Owner, as an alternative to receiving the aforementioned liquidated damages, shall have the option to terminate this Contract with the consequences provided for in Article 20 hereof.

16.4          The amount to be paid as liquidated damages for each cabin is:
              XX cabins deficiency:                  nil
              XXXXX cabins deficiency:                      USD XXXXXX per cabin
                                                     (including first XX cabins)
              more than XX cabins deficiency:        USD XXXXXXX per cabin
                                                     (including first XX cabins)



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              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR
              CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

                                   ARTICLE 17

                   Fuel Oil Consumption - Liquidated Damages

17.1 For the main diesel engines a shop test shall be carried out in accordance with the Specification. During such shop test the specified fuel consumption shall be ascertained and corrected to the design parameters.

17.2 For this purpose the shop test shall be run on marine diesel fuel oil with each diesel engine developing XXX MCR at XXX revolutions. The measured fuel consumption shall be corrected to a reference lower calorific value of XXXXX kilojoules per kg and ISO XXXXXX standard conditions. The fuel consumption of the main propulsion plant so corrected shall not exceed XXX grams per KWH for engines Type 12ZAV 40S and engines type 16ZAV 40S.

17.3 With respect to any of the engines, should the corrected fuel consumption be in excess of XXX% of XXX grams per KWH for engines type 12 ZAV 40S and engines type 16 ZAV 40S, the Builder shall pay to the Owner, liquidated damages and not by way of penalty, an amount of Italian Lire XXXXXXXXXX for each full one per cent and pro rata for each fraction thereof in excess of XXX% of XXX grams per KWH for engines type 12ZAV 40S and engines type 16ZAV 40S save and except that the Builder shall have the right to remedy any defect causing such excessive fuel consumption and repeat the trial.

17.4 With respect to any of the engines, should the corrected fuel consumption be in excess of XXX per cent of XXX grams per KWH for any of engines type 12ZAV 40S or engines type 16ZAV 40S the Owner, as an alternative to receiving the above mentioned liquidated damages, shall have the option to terminate this Contract, with the consequences provided for in Article 20, save and except that the Builder shall have the right to remedy any defect causing such excessive fuel consumption and repeat the trial.

                                   ARTICLE 18

                              Vibrations and Noise

The noise and vibration permissible levels, calculations and investigation for the prediction thereof, exciter tests measurements, and precautions to be carried out by the Builder shall be in accordance with the provisions of the Specification.

              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

                                  ARTICLE 19

                      Maximum amount of Liquidated Damages


The amount of the liquidated damages referred to in Article 8 (delivery), 13 (speed), 14 (deadweight), 16 (capacity) and 17 (fuel consumption), shall in no case whatsoever exceed XX% of the price set forth in Article 9 hereof; the Owner shall waive its entitlement to any excess.

                                   ARTICLE 20

              Termination of the Contract - Liquidated Damages to be paid by the Builder

20.1 In the event of termination of this Contract under Articles 8, 13, 14, 15, 16 or 17, or paragraphs 2 or 3 of this Article, the Owner shall be entitled to:

              (A) the refund of all the sums paid to the Builder increased by the interest reckoned according to the ABI (Italian Bankers' Association) prime rate published on "Il Sole 24 Ore" at three month capitalization running from the date of the payment of relevant amount; and

              (B) the cost to the Owner and/or Carnival Corporation of unwinding the forward foreign exchange contracts entered into by the Owner and/or Carnival Corporation for the purchase of Italian lire with United States Dollars to enable the Owner to make payments to the Builder under
                      Article 10 hereof.

              (C) the return of the original signed Promissory Notes issued by the Owner pursuant to Article 10;

              (D) the return of the Owner's supply items or the payment of an amount equal to the cost to the Owner of supplying those items of the Owner's supply which are not returned or which cannot reasonably be used by the Owner; and

              (E) in the case of termination pursuant to Article 8, the liquidated damages which would have accrued pursuant to
                      Article 8.4 as if the Vessel had been delivered on the date of termination.

              Except as otherwise expressly agreed and as provided in this
              Article 20.1 the Builder shall not have any further or other liability arising from this Contract following termination under the provisions referred to in this Article 20.1.

20.2          If:

              (A) a bona fide petition is filed and is not dismissed within thirty (30) days or an effective resolution is passed for the winding up of the Builder (other than for the purpose of a reconstruction or amalgamation which has received the prior written approval of the Owner; such approval however not to be required in case of reconstruction or amalgamation within the Fincantieri Group affecting the Builder); or

              (B) a receiver is appointed of the undertaking or property of the Builder; or

              (C) the Builder suspends payment of its debts or ceases to carry on its business or makes any composition with its creditors generally or is subjected to amministrazione controllata;

              and in any such case the construction of the Vessel is suspended for a period of more than sixty days for reasons other than any of the events specified in Article 26 (in cases in which such events may excuse delay in construction);

              then, the Owner may immediately (without being bound thereto) terminate this Contract by giving notice in writing to the Builder.

20.3 If the Builder is declared bankrupt or goes into liquidation then the Owner may immediately (without being bound thereto) terminate this Contract by giving notice in writing to the Builder.

                                   ARTICLE 21

                                Property Rights

21.1 The property of the vessel belongs ab initio to the Builder. With reference to the supplier credit provided in Article 10.1, the property of the Vessel will be transferred gradually to the Owner in the quantity and when the stages of construction certified by R.I.Na. foreseen in the Annex 5 have been reached.

21.2 Taking into account the provisions of Article 21.1 and the fact that during the construction of the Vessel the Owner will pay in cash a partial amount of the purchase price, the parties agree in favour of the Builder that any transfer of property to the Owner is subject to the due performance by the Owner of its obligations under this Contract. It is agreed that the Builder has required this condition as condition of its agreement to the transfer of the property provided in this Article.

              Accordingly if the Builder becomes entitled to terminate this Contract in accordance with Article 11.3 or the Owner fails to take delivery of the Vessel as provided in Article 11.6 or if the Owner exercises its right to terminate this Contract under Articles 8, 13, 14, 15, 16 or 17 or Article 20.2 or 20.3, or in the event that on the occurrence of a dispute between the Builder and the Owner, then, subject to Article 21.12, the transfer of the property of all the portions of the Vessel will be null and void and the property of the Vessel will come back automatically ("condizione risolutiva" under Italian Law) to the Builder without any claim from the Owner for this retransfer of property. The retransfer of the property will take place at the moment when the relevant event has occurred and the Builder has given notice in writing to the Owner referring to this Article 21.2 and specifying that the condition for retransfer has occurred.

21.3 It is agreed that any retransfer of the property from the Owner to the Builder will not prejudice the other rights of each party under the other provisions of this Contract.

21.4 Since the clause 21.2 is in favour of the Builder, the Builder shall be entitled to waive the benefit thereof by written communication to the Owner.

21.5 The Owner further undertakes (i) at the Builder's expense on the occurrence of any of the events specified in Article 21.2, to fulfil immediately under simple request by the Builder any further activity and/or to provide any further, even notarial document, if necessary to get the immediate retransfer of property to the Builder; (ii) not to register any mortgage, liens or other encumbrances on the Vessel under construction; (iii) (without prejudice to the Owner's rights under Article 29 (assignment)) not to sell his portions of the Vessel.

21.6 The Owner will acquire the whole property of the Vessel on the signing of the protocol of delivery.

21.7 The Builder will be entitled to register at the Builder's expense at each transfer of property of the Vessel to the Owner an Italian hypothec (ipoteca su nave in costruzione) on the Vessel as a guarantee of the Owner's obligation specified in Article
              21.2. This hypothec will cease only on signature by the Builder and the Owner of the protocol of delivery and acceptance and shall rank behind any Construction Finance Mortgage granted as contemplated in Article 10. On delivery the Owner will register a first mortgage on the Vessel in favour of the Builder under its flag of registry (in the form to be agreed between the Owner and the Builder, including in any case an assignment of the Owner's rights in respect of the marine insurances and protection and indemnity cover in respect of the Vessel) which shall be released by the Builder when the Builder enters into an unconditional contract with a Qualified Investor for the purchase from the Builder of the Promissory Notes issued by the Owner under Article
              10. No such mortgage will be required if the Builder has entered into such unconditional contract on or before the delivery of the Vessel.

21.8 The transfer of property and mortgage rights contemplated by this Article will be regulated by Italian Law without prejudice to provisions set forth in Article 30.1.

21.9 All the rights in the Specification, Plans and working drawings, technical descriptions, calculations, test results and other data information and documents concerning the design and construction of the Vessel shall belong to the Builder before actual delivery and after actual delivery each party recognises the right of the other to use them, excluding (before and after delivery) the Specification, Plans and drawings for passengers' accommodation, wheel house and engine control room, public rooms and store and baggage handling areas, property in, and the right to use, which shall (before and after delivery) belong exclusively to the Owner.

21.10 In the event of termination of this Contract by reason of the Builder's default the Owner may also use the Specification, Plans, working drawings, technical descriptions, calculations, test results and other data, information and documents referred to above. The property in the Specification, plans, working drawings, technical descriptions, calculations, test results and other data, information and documents referred to above shall automatically become the exclusive property of the Owner.

21.11 In the event of termination of this Contract by reason of the Owner's default, the Builder may also use the Specification, Plans and drawings which would otherwise be the exclusive property to the Owner by virtue of paragraph 9 of this Article.

21.12         If:

              (i) the Owner has been notified by the construction financiers that the Construction Finance Mortgage has become enforceable;

              (ii) the Owner purchases (or procures that an affiliate purchases) the claims of the construction financiers secured by the Construction Finance Mortgage and discharges (or procures the discharge) of all such claims; and

              (iii) the Owner notifies the Builder that the provisions of this Article 21.12 shall apply;

                      then the provisions of Article 21.2 (and the 'condizione risolutiva' therein provided for) shall no longer apply and the property in the Vessel shall belong to the Owner free from such condition and from any right of the Builder to have the property retransferred to it.

                                   ARTICLE 22

                         Responsibility after Delivery

On delivery of the Vessel to the Owner, every responsibility for the safety and generally for the condition of the Vessel is transferred to the Owner, remaining on the part of the Builder only the guarantee obligations set forth in Article 25 hereof.

                                   ARTICLE 23

                                   Insurance

23.1 The Vessel under construction will be insured with leading insurance companies up to the moment of delivery by and at the expense of the Builder against all risks covered by the "Institute Clauses for Builders' Risks" (and usual supplementary conditions) and against all risks covered by the "Institute War Clauses/Builders' Risks" and "Institute Strikes Clauses/Builders' Risks".

23.2 The insurance of the Vessel shall be effected for not less than the aggregate amount of all instalments of the contract price of the Vessel paid to the Builder from time to time and interest thereon from the date each such payment was made to the Builder at the prime rate ABI (Italian Banking Association) published on "Il Sole 24 Ore" and the declared value of Owner's supplied items after delivery thereof to the Builder's yard and, in addition, such amount as the financing parties providing construction finance may require to cover the amount of construction finance provided, and interest thereon.

23.3 The insurance monies will be allocated to the repair of damages and/or the reconstruction of the Vessel.

23.4 In the event of a constructive arranged or compromised total loss and/or abandonment of the Vessel before delivery, the Builder shall be entitled to withdraw from this Contract or, if agreed by the Owner, to fulfil it but with the right to an adequate extension of the delivery term. Should the Builder exercise its withdrawal right, the Owner shall be entitled to:

              (A) the reimbursement of the amounts already paid to the Builder on account of the contract price of the Vessel; and

              (B) payment of interest, at the same rate provided for in paragraph (2) of this Article, on the instalments of the contract price paid to the

                      Builder from the date such instalments were paid to the Builder until reimbursement to the Owner (before or after judgement); and

              (C)     return of the Promissory Notes referred to in Article
                      10.1; and

              (D) payment of an amount equal to the cost to the Owner of purchasing and delivering to the Builder's yard those items of the Owner's supply which have been purchased by the Owner for the Vessel provided that these items are in the Builder's premises.

23.5 To guarantee reimbursement to the Owner and the financing parties providing construction finance for the Vessel, the insurance policies effected by the Builder will be bound in their favour (including their assignees), up to the amount of their respective interests as set out in Article 23.2 and endorsed with appropriate loss payable clauses providing for the payment to the Owner and the financing parties, rateably, of the amounts due to them.

23.6 The effecting of the aforementioned insurances, and the due fulfilment of the obligations by the Builder as set forth in this Article, exempt the same from any and whatsoever responsibility both legal and contractual in connection with the risk and danger of the Vessel under construction provided that the Builder, in the case of damage not involving a total or constructive total loss of the Vessel, shall use its best efforts to make good the damage as quickly as reasonably possible after the occurrence thereof.

                                   ARTICLE 24

                    Modification to Plans and Specification

24.1 Subject to paragraph (3) of this Article, the Builder shall make the modifications, if any, to the Specifications and Plans, requested by the Owner provided that in the sole opinion of the Builder such modifications or accumulation of modifications do not adversely affect the Builder's commitments to other purchasers.

24.2 Both the requests by the Owner and their acceptance by the Builder will be made in writing.

24.3 The Builder shall notify the Owner in writing of the variations in price and other contractual conditions which the accepted modifications may entail and shall execute such modifications only upon written acceptance of the foregoing variations by the Owner. The Builder shall submit to the Owner for approval changes to the plans and Technical Drawings resulting from such modifications.

24.4 The Owner's written acceptance must reach the Builder within 10 days from the date of the Builder's notice or such longer period as the Owner may request and the Builder may agree in its reasonable discretion.

24.5 Should such an acceptance be not received within the terms set forth in paragraph (4) of this Article, the Builder shall have the right to continue the Vessel's construction as though no request for modifications had been made by the Owner.

24.6 In case of disagreement on the price and/or consequent variation of the contractual conditions concerning the modifications accepted by the Builder, the Owner shall have the right to have the modifications executed, but shall undertake by written notice to the Builder to pay the price requested by the Builder according to the terms of Article 10 hereof (which shall be determined having regard to the provisions of paragraphs (7) and
              (9) of this Article).

24.7 The Owner may contest the Builder's required price and proposed variation of the Contract, Specification and Plans to the extent that the price is excessive in relation to prices normally charged by the Builder for similar work and to the extent that such other variation is not reasonably justifiable.

24.8 In the event that, subsequent to the date of signature of this Contract variations are made to the provisions compliance with which is compulsory, the Builder shall notify the Owner in writing of the consequent modifications with their relevant price (which shall be determined having regard to the provisions of paragraphs (7) and (9) of this Article). The Owner may first apply, or if such action should properly be taken by the Builder may require that the Builder shall first apply, for a formal waiver of compliance with such modifications, deletions or additions from the authority by whom the modifications, deletions or additions have been promulgated, should the Owner consider that the operation of the Vessel in its intended service would permit of such waiver. In such agreement the Builder will fix a time limit after which if the waiver has not been obtained, the Builder will go on with the required modifications, deletions or additions. Any additional costs caused by the application for such waiver whether or not obtained shall be for account of the Owner and the date of delivery of the Vessel if actually delayed thereby shall be extended by the time necessary as a result of the application for waiver.

24.9 When requested by the Owner, the Builder will provide the Owner with the cost of each item involved in the modification (but not of the component parts of each item).

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              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR
              CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

                                   ARTICLE 25

                             Guarantee - Liability

25.1 The guarantee of the Vessel shall have the validity of XXXXXXXXXXXXXXXXXXXXXXXXXXX commencing on the date of the delivery of the Vessel to the Owner, extendable only by virtue of paragraphs (3) or (6) of this Article.

25.2 On the Owner's request, the Builder shall, at its own expense, repair and/or, if necessary, replace at one of its shipyards any defects or deviations in the Vessel or its design which are either notified by the Owner on delivery or which are not reasonably apparent on an external examination on delivery of the Vessel, provided that such defects and deviations be notified in writing to the Builder on delivery (in the case of such as are discovered on or before delivery) or, at the latest, within one month from the date of their discovery by the Owner.

25.3 If for operational reasons the guarantee drydocking of the Vessel cannot reasonably be carried out before the expiration of the said XXXXXXXXXXXX period, then the guarantee drydocking can be postponed up to fourteen months after delivery of the Vessel and the Builder will repair and/or replace the defects or deviations which the Owner can prove were existing before the expiration of the guarantee period.

25.4 The Builder shall provide a guarantee to the Owner in relation to the paint for the Vessel on the same terms as that provided by the paint supplier to the Builder. Such guarantee shall be on the basis that the paintwork shall be carried out under the supervision of and to the satisfaction of authorised representatives of the paint supplier. The Builder shall be responsible for arranging for such supervision.

25.5 The Builder's liability in relation to the Vessel, after the Vessel's delivery, shall be limited to the obligations expressly set out in this Article and Articles 8.8 and 8.9



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

              [MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL CORPORATION]

              and the Builder and its sub-contractors and suppliers shall have no liability whatsoever for damages in any way deriving from or connected either with the foregoing defects or deviations or with the repair and replacement processes relevant to the foregoing defects or deviations, as is also excluded any other liability deriving from or in any way connected with any other cause not included in the foregoing guarantee obligation, which covers solely rectification and/or repair and/or replacement.

25.6 If the Builder itself makes good any defects during the guarantee period specified in paragraph 1 of this Article as above or pursuant to Article 8.8 or 8.9, then the provisions of this Article shall apply to the parts repaired or replaced and the repair or replacement work for a period of XXXXXXXXXXXXX after the repair or replacement was completed.

25.7 The Builder agrees within the terms of this Article to investigate the cause of any recurrent defect with a view to providing a satisfactory remedy therefor.

25.8 In the event that the Vessel has to be drydocked, solely for repairs or replacements made necessary by defects or deviations attributable to the Builder in accordance with this Article, the relevant expenses will be borne by the Builder in proportion to the extent to which the drydock work is made necessary by such defects or deviations attributable to the Builder.

25.9 The Owner shall indemnify and hold harmless the Builder for the expenses of repair or replacement borne by the Builder and which were recoverable by the Owner on the basis of the insurance policies.

25.10 The Builder shall not be liable to repair, replace or bear any responsibility for defects or deviations:-

              (A) due to normal wear and tear of the materials and damage whatsoever due to accidents involving the Vessel moored and/or at sea, or to fires, mismanagement or negligence in the use of the Vessel by the Owner or by persons who, at the moment of the damage, were possessed of or governing the Vessel, or by any of their persons-in-charge, official or agent; or

              (B) affecting items of the Owner's supply, but without prejudice to the Builder's responsibility for defects or deviations in the work of installation of such items.


25.11 Should it prove necessary in the Owner's opinion, owing to the conditions and location of the Vessel, or to avoid delays in carrying out urgent repairs or replacements, the Owner may have the rectification and/or repair and/or replacement works covered by the Builder's guarantee obligations carried out otherwise than in the Builder's shipyards, provided that the Owner previously notifies the Builder, by letter or telefax, about the type and extent of the defects or deviations to be remedied stating the reason of the necessity to have the works carried out elsewhere.

              The Builder shall reimburse the Owner the higher of (1) costs which would have been applicable had the work been carried out at the Builder's yard in effecting such repairs and/or replacements and (2) the average of the costs charged for such work by Western European shipyards but not in any event more than the actual cost incurred by the Owner for such work.

25.12 If so requested by the Builder, the Owner shall return, at the Builder's cost and expense, the parts replaced.

25.13 In any case, there is excluded any guarantee and/or liability of the Builder for repair and/or replacement work carried out outside the Builder's Shipyard unless carried out on board the Vessel by the Builder's workmen or its subcontractors or by persons arranged for by the Builder or its subcontractors.



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

25.14 In any case the Vessel shall be taken at the Owner's cost and responsibility to the place elected for the work to be carried out ready in all respects for the guarantee work to be commenced.

25.15 In the event that the guarantee stipulated by manufacturers or suppliers of machinery, materials, equipment, appurtenances and outfit furnished to the Builder and embodied in the Vessel exceeds the guarantee given by the Builder to the Owner hereunder, such extended guarantee rights are to be assigned and made available to the Owner by the Builder.

25.16 The Builder, at its own cost, is to have the right to investigate the validity of the Owner's claim either by the attendance aboard the Vessel (at its point of service) of an accredited representative or, if in the opinion of the Builder it is practicable to do so after suitable replacement is made, by the removal from the Vessel and the transportation to the Builder's yard of the defective part.

25.17 During the guarantee period, the Builder shall, at its own expense, place on board a guarantee technician approved by the Owner limited to the Vessel's first trip but anyway for a period no longer than one month.

25.18 Every assistance will be given to the guarantee technician to allow him to inspect the operation of the engine and other machinery and their maintenance.

25.19 The Owner shall ensure to the said technician a status on board not inferior to that due to the First Engineer.

25.20 Should the Owner decide to extend the stay on board of the said technician beyond the foregoing date, the Owner shall pay to the Builder a remuneration for the period of longer stay equal to that provided for in the ANIE tariffs.

25.21 The presence on board of the said technician shall in no way affect the Owner's liability regarding the good operation of the Vessel nor shall affect the liability of the Builder provided for in this Article.

25.22 Subject to performance by the Builder of its obligations under this Article, the Owner waives, with the guarantee agreed upon in this Article, any further greater or different guarantee or liability by the Builder.

                                   ARTICLE 26

                            Events of Force Majeure


26.1 Should the Builder be prevented from tendering delivery of the Vessel by the date specified in relation to the Vessel in paragraph (3) of Article 8 owing to: Acts of God; engagement in war or other hostilities, civil war, civil commotions, riots or insurrections; requirements of civil or military authorities; blockades; embargoes; vandalism; sabotage; epidemics or sickness above the normal yard statistics; strikes; lockouts; officially agreed reduction of working hours relating to the Italian workforce as a whole; labour shortage; earthquakes; landslides; floods; weather conditions not included in normal planning; failure of electric current, damage by lightning; explosions, collisions, strandings or fire; accidents of any nature; damage to the Vessel and time taken to repair such damage; shortage of materials and equipment or inability to obtain delivery thereof, provided that such materials and equipment at the time of ordering could reasonably be expected by the Builder to be delivered in time; delays by land, sea or air carriers; defects in materials and equipment which could not have been detected by the Builder or its subcontractors using reasonable care; casting, forging or machining rejects or the like; delays caused by delay of the Classification Society or other bodies whose documents are required in issuing such documents; delays caused by default, action or omission on the part of the Owner (but without prejudice to any other rights of the Builder under this Contract); delays caused by events similar to the foregoing; any cause of delay whatsoever whether or not of a kind previously specified in this Article or of a different kind, reasonably to be considered beyond the control of the Builder; the effect of the foregoing on the Builder's other commitments; all the foregoing irrespective of whether or not these events occur before or after the date hereinbefore specified as the date on which the Vessel is to be delivered and irrespective of whether or not occurrence of these events could be foreseen at the day of signing this contract; then and in any such case the delivery date of the Vessel shall, subject to the following provisions of this Article, be extended by the number of working days of delay incurred by the Builder in completing and delivering the Vessel in consequence of any of these events. The Builder shall as soon as reasonably possible notify the Owner in writing of the occurrence of any of the foregoing events which it expects may delay construction or delivery of the Vessel.

26.2 Six months before the date on which the Builder expects the Vessel to be ready for delivery duly completed in accordance with this Contract, the Builder shall give definitive notice to the Owner that the Vessel will be delivered to the Owner on the date following six months after the notice is given. Following such notice of the delivery date the only events which shall be permitted to extend the delivery date of the Vessel shall be:
              Acts of God, engagement in war or other hostilities, civil wars, civil commotions, riots or insurrection; requirements of civil or military authorities in contemplation of war, blockades, embargoes, vandalism, sabotage, epidemics, earthquakes, landslides, flood, damage by lightning, explosions, collisions, strandings, fires or nationwide strikes or lockouts (for the sake of good order it being agreed that strikes of the Fincantieri workforce alone shall not be permitted to extend the delivery after the said six (6) months' notice).

26.3 The Builder shall not be entitled to extend the delivery date of the Vessel to the extent that the delay referred to in Articles
              26.1 or 26.2 has been caused or contributed to by the negligence of the Builder, its servants or agents or of the Builder's subcontractors, their servants or agents.

                                   ARTICLE 27

                                    Patents

The Builder, for the items of its own supply, shall hold harmless the Owner against any claim made by third parties for patent rights or infringement of copyright and for any other relevant reason and the Builder undertakes for its account every liability or indemnity whatsoever.

                                   ARTICLE 28

                               Contract Expenses

28.1 All taxes, expenses, duties, stamps and fees levied by the Authorities in Italy and connected to this Contract are to be borne by the Builder.

28.2 Any taxes, duties and stamps off-Italy in relation to the signature and authentication of this Contract (except notarial charges) are to be borne by the Owner.

28.3 This Contract shall be registered in Italy, at fixed tax, according to Article 40 of Decree No. 131, dated April 26, 1986, by the President of the Italian Republic.

                                   ARTICLE 29

                           Assignment of the Contract

29.1 The Owner may transfer its rights and/or liabilities hereunder to Carnival Corporation or to another wholly owned subsidiary of Carnival Corporation provided that Carnival Corporation issues an irrevocable and unconditional guarantee of the obligations of the transferee to the Builder under this Contract in form and substance identical (mutatis mutandis) to the guarantee of even date herewith issued by Carnival Corporation to the Builder in respect of the obligations of the Owner under this Contract. The Builder's prior approval will also be required in the event of a merger of the Owner. Such an approval may be subject to the presentation of an adequate guarantee.

29.2 The Owner shall be entitled to assign this Contract to a third party other than Carnival Corporation or a subsidiary of Carnival Corporation if the assignee is a party whose financial standing is acceptable to the Builder, to the financing parties providing finance during the construction period, and to any other bank or financial institution who may have agreed to purchase the Promissory Notes issued by the Owner pursuant to Article 10.1.

29.3 The Owner shall further be entitled to assign its rights to receive any sum due from the Builder according to this Contract and its right to take delivery of the Vessel according to this Contract (but not any of its other rights hereunder) to a first class bank or financial institution on behalf of a syndicate of banks and/or financial institutions subject to such bank or financial institution agreeing to perform the Owner's financial obligations under this Contract before, on and after delivery of the Vessel if not so performed by the Owner.

29.4 The Builder shall not be entitled to assign this Contract to third parties without the Owner's prior approval Provided that the Builder shall be entitled (without prior approval) to assign (as security) the benefit of all, or part, of this Contract to financial institutions who make available to the Builder a loan or note purchase facility for the purpose of assisting the Builder to finance the construction of the

              Vessel. The Owner's approval of the assignment of this Contract to third parties, other than the said financial institutions, may be subject to the presentation of a guarantee of the Builder's performance of this Contract.

              Notice of this assignment will be given to the Owner in the normal way, and will require to be acknowledged by the Owner. In that acknowledgment, the Owner will be required to agree to make the assigned payments directly to the construction financiers (without deduction, set-off or counterclaim) and (but without liability for failure on its part):


              (i) to copy directly to the construction financiers any notice served by it on the Builder notifying the Builder of any rejection of the Vessel, or the trials, or of a breach of contract which entitles the Owner to seek liquidated damages or a price reduction, or to terminate the Contract, or which may reasonably be expected to result in a delay in the delivery of the Vessel;

              (ii) to agree to confirm to the construction financiers on request from time to time that (save as disclosed) no such breach of contract has occurred.

                                   ARTICLE 30

                         Law of the Contract - Disputes

30.1 This Contract and all other agreements relating hereto shall be construed and interpreted under English law.

30.2 If any dispute of a technical nature arises during the construction of the Vessel between the parties in regard to the construction of the Vessel, engines, materials or workmanship, it shall forthwith be referred to a technical expert nominated by agreement between the parties hereto and his decision shall be final and binding upon both parties. Failing such agreement the dispute shall be referred to arbitration in accordance with paragraphs (3) to (5) of this Article.

30.3 Without prejudice to paragraph (2) of this Article, if any dispute arises between the parties as to any matter regarding this Contract which cannot be settled by the parties themselves, the matter in dispute shall be settled by arbitration by three arbitrators in London. One arbitrator shall be appointed by each party and the third appointed by the two arbitrators appointed by the parties. Hearings before the arbitrators shall be conducted and all evidence given in the English language.

30.4 The arbitration shall be conducted in accordance with the English Arbitration Acts 1950-1979 with such modifications as the parties may agree.

30.5 Judgment upon any award rendered may be entered in any court having jurisdiction or application may be made to any competent court or authority for judicial acceptance of any award and an order of enforcement, as the case may be.

                                   ARTICLE 31

                          Addresses for Correspondence


31.1 The Builder shall send all notices, letters and documents for the Owner in connection with or required under this Contract to the following addresses:

              (A)     for all technical matters:

                      Address: Technical Marine Planning Limited (T.M.P.) 70, Great Eastern Street
                                    London EC2A 3JL, ENGLAND

                      Telephone:    44-1-739 3533
                      Telefax:      44-1-729 1169

              (B)     for all legal and financial matters:

                      Carnival Corporation
                      Address:      Koger Center
                                    5225 NW 87th Avenue
                                    3rd Floor
                                    Miami
                                    Florida 33178.2193  - USA

                      Attention:    Captain Vittorio Fabietti (for)
                                    Mr Micky Arison

                      Telephone:    1-305-471-5777
                      Telefax:      1-305-471-5778

31.2 The Owner shall send all notices, letters and documents for the Builder in connection with or required under this Contract to the following address:

              FINCANTIERI - Cantieri Navali Italiani S.p.A.
              Divisione Costruzioni Mercantili
              Passeggio S. Andrea 6
              34123 - Trieste

              Telephone:   39-40-3193111
              Telefax:     39-40-376969

Whenever this Contract requires that notice and/or notification shall be given in writing, such notice and/or notification may validly be given by telefax confirmed by letter. All approvals or consents required by this Contract shall be in writing or by telefax except as otherwise provided herein.

Signed by                             )
                                      )
                                      )
for and on behalf of                  )
UTOPIA CRUISES INC.                   )
in the presence of:-


Signed by                             )
                                      )
                                      )
for and on behalf of                  )
FINCANTIERI - Cantieri Navali         )
Italiani S.p.A.                       )
In the presence of:-

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                                                                                                                   ANNEX 1
                                                                                                                   -------

                                                   Schedule of Payments
                                                   --------------------

xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxx           Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           _________          ________           _________

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx    xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

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                                                                                                ANNEX 1
                                                                                                -------
                                                   Schedule of Payments
                                                   --------------------

xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxx           Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           ________           ________           _________

xx                   xxxxxxxxxx       xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxxx       xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxxx       xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx
                                      ______________     _____________      ______________

                                      xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx

[MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR
CONFIDENTIAL TREATMENT BY CARNIVAL]


                                                                    ANNEX NO. 2
                                                                    -----------


     PLACE AND DATE OF ISSUANCE
- ------------------------------------------------------------------------------------------------------------------------------------
ON  DUE DATE                                                                                for value received, we promise to pay
- ------------------------------------------------------------------------------------------------------------------------------------
against this promissory note to the order of                                                PAYEE
- ------------------------------------------------------------------------------------------------------------------------------------
the sum of
- ------------


effective payment to be made in CURRENCY WITH WHICH PAYMENT IS MADE                                                       , without
- ------------------------------------------------------------------------------------------------------------------------------------
deduction for and free of any taxes, impost, levies or duties present or future of any nature.
- --------------

This promissory note is payable at  PLACE OF PAYMENT
- ----------------------------------------------------

- -----------------------------------------------------
   NAME AND ADDRESS OF DEBTOR                               DEBTOR'S STAMP
- -----------------------------------------------------              AND
- -----------------------------------------------------           SIGNATURE
- -----------------------------------------------------

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                                                                                                                ANNEX 3/A
                                                                                                                ---------

                                                   Schedule of Payments
                                                   --------------------
                                          (Regarding xx Set of Promissory Notes)

xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxxx          Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           ________           ________           _________

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

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                                                                                                      ANNEX 3/A
                                                                                                      ---------

                                                   Schedule of Payments
                                                   --------------------
                                          (Regarding xx Set of Promissory Notes)

xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxx           Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           ________           ________           _________

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx
                                      ______________     _____________      ______________

                                      xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx

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                                                                                                                ANNEX 3/B
                                                                                                                ---------

                                                   Schedule of Payments
                                                   --------------------
                                       (Regarding xxxxxxxx Set of Promissory Notes)


xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxx           Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           ________           ________           _________

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx    xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

[MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL]

                                                                                                      ANNEX 3/B
                                                                                                      ---------

                                                   Schedule of Payments
                                                   --------------------
                                       (Regarding xxxxxxx Set of Promissory Notes)

xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxx           Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           ________           ________           _________

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxxx       xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx
                                      ______________     _____________      ______________

                                      xxxxxxxxxxxxxxx    xxxxxxxxxxxxx      xxxxxxxxxxxxxxx

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                                                                                                                ANNEX 3/C
                                                                                                                ---------

                                                   Schedule of Payments
                                                   --------------------
                                         (Regarding xxx Set of Promissory Notes)

xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxx           Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           ________           ________           _________

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxx     xxxxxxxxxxxxxxx

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xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx    xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx    xxxxxxxxxxxxxxx

[MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL]

                                                                                                      ANNEX 3/C
                                                                                                      ---------

                                                   Schedule of Payments
                                                   --------------------
                                         (Regarding xxx Set of Promissory Notes)


xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxx           Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           ________           ________           _________

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxx       xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxx       xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxx       xxxxxxxxxxxxxx     xxxxxxxxxxxxxx
                                      ______________     _____________      ______________

                                      xxxxxxxxxxxxxxx    xxxxxxxxxxxxx      xxxxxxxxxxxxxx


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                                                                                                                ANNEX 3/D
                                                                                                                ---------

                                                   Schedule of Payments
                                                   --------------------
                                    (Regarding xxxxxxxxxxxxx Set of Promissory Notes)


xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxx           Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           ________           ________           _________

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx    xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

[MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL]

                                                                                                      ANNEX 3/D
                                                                                                      ---------

                                                   Schedule of Payments
                                                   --------------------
                                    (Regarding xxxxxxxxxxxxx Set of Promissory Notes)


xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxx           Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           ________           ________           _________

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx
                                      ______________     _____________      ______________

                                      xxxxxxxxxxxxxxx    xxxxxxxxxxxxx      xxxxxxxxxxxxxxx

[MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR
CONFIDENTIAL TREATMENT BY CARNIVAL]



                                                                         Annex 4
                                                                         -------


                 LETTER OF INSTRUCTION TO BE SENT BY THE OWNER
                 ---------------------------------------------
                              TO THE TRUSTEE BANK
                              -------------------

TO

.................(BANK)
.................


Copy to: Fincantieri Cantieri Navali Italiani S.p.A.

Re: promissory notes/Hull No. 5979

Dear Sirs:

With reference to the contract made and entered into on ........... by and between us, on the one part, and Finacantieri Cantieri Navali Italiani S.p.A. on the other part, for the construction and supply of one passenger cruise ship, we deposit in trust in relation to Hull No. 5980 XX sets of XX promissory notes each (as per Annex "A", "B", "C" and "D") in favor of Fincantieri Cantieri Navali Italiani S.p.A. for the total amount of Lit. XXXXXXXXXXXXXXX.

According to the above shipbuilding contract, we irrevocable instruct you to release such notes to the beneficiary (Fincantieri Cantieri Navli Italiani S.p.A.) upon presentation by the same of RINA certificates stating that construction of the ship has reached the percentage stated in annex "E" to this letter.

We acknowledge that the Trustee Bank is not liable or responsible for the forms sufficiency, accuracy, genuiness or legal effect of RINA certificates.

We ask you to acknowledge to the beneficiary:

- -        the correctness of signature and powers of persons who signed such
         Promissory Notes;

- -        that all Notes are issued and duly stamped in accordance with applicable Law of the place of issuance.

Please confirm your agreement to such irrevocable instructions and that you will act strictly in accordance therewith.

[MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR
CONFIDENTIAL TREATMENT BY CARNIVAL]


Please also notify return mail to Fincantieri Cantieri Navali Italiani S.p.A.
- - Trieste your agreement to act accordingly with irrevocable instructions.

Yours faithfully,



Encl:  Annex "A", "B", "C", "D" and "E"

[MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL]


                                                                                                                ANNEX "A" to Annex 4
                                                                                                                -------------------

                                                   Schedule of Payments
                                                   --------------------
                                          (Regarding xx Set of Promissory Notes)


xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxx           Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           ________           _________          _________

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx    xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx    xxxxxxxxxxxxxx

[MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL]

                                                                                                      ANNEX "A" to Annex 4
                                                                                                      --------------------

                                                   Schedule of Payments
                                                   --------------------
                                          (Regarding xx Set of Promissory Notes)


xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxx           Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           ________           ________           _________

xx                   xxxxxxxxxx       xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxxx       xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxxx       xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx
                                      ______________     _____________      ______________

                                      xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx

[MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL]

                                                                                                     ANNEX "B" to Annex 4
                                                                                                     --------------------

                                                   Schedule of Payments
                                                   --------------------
                                         (Regarding xxx Set of Promissory Notes)


xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxx           Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           ________           ________           _________

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx    xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

[MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL]


                                                                                                              ANNEX "B" to Annex 4
                                                                                                              --------------------

                                                   Schedule of Payments
                                                   --------------------
                                         (Regarding xxx Set of Promissory Notes)


xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxx           Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           ________           ________           _________

xx                   xxxxxxxxx        xxxxxxxxxxxxxx      xxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx      xxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx      xxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx
                                      ______________      _____________     ______________

                                      xxxxxxxxxxxxxx      xxxxxxxxxxxxx     xxxxxxxxxxxxxxx


[MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL]

                                                                                                     ANNEX "C" to Annex 4
                                                                                                     --------------------

                                                   Schedule of Payments
                                                   --------------------
                                         (Regarding xxx Set of Promissory Notes)


xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxx           Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           ________           ________           _________

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx    xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

[MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL]

                                                                                                      ANNEX "C" to Annex 4
                                                                                                      --------------------

                                                   Schedule of Payments
                                                   --------------------
                                         (Regarding xxx Set of Promissory Notes)


xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxx           Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           ________           ________           _________

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxxx       xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx
                                      ______________     _____________      ______________

                                      xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxxx

[MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL]

                                                                                                     ANNEX "D" to Annex 4
                                                                                                     --------------------

                                                   Schedule of Payments
                                                   --------------------
                                   (Regarding xxxxxxxxxxxxxxxx Set of Promissory Notes)


xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxx           Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           ________           ________           _________

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx    xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

xx                   xxxxxxxxx        xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxx     xxxxxxxxxxxxxxx

[MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR CONFIDENTIAL TREATMENT BY CARNIVAL]

                                                                                                      ANNEX "D" to Annex 4
                                                                                                      --------------------

                                                   Schedule of Payments
                                                   --------------------
                                   (Regarding xxxxxxxxxxxxxxxx Set of Promissory Notes)


xxxxxxxxxxx          Maturity         Principal          Interest           Total Amount       Unpaid Balance
xxxxxxxxxx           Date after       Component          Component          Due                of Principal
                     delivery
                     date             It Lire            It Lire            It Lire            It Lire
___________          __________       ________           ________           ________           _________

xx                   xxxxxxxxxx       xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxxx       xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx

xx                   xxxxxxxxxx       xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxx     xxxxxxxxxxxxxx
                                      ______________     _____________      ______________

                                      xxxxxxxxxxxxxx     xxxxxxxxxxxxx      xxxxxxxxxxxxxxx

[MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR
CONFIDENTIAL TREATMENT BY CARNIVAL]


                                                          Annex "E" to Annex 4
                                                          --------------------

                                                NOTES TO BE DELIVERED
   xxxxxxxxxxxxxx                               WHEN ACTUAL CONSTRUCTION
   xxx PROMISSORY                               REACHES FOLLOWING
   NOTES EACH)                                  STAGE OF COMPLETION
   --------------                               -------------------------
         xxxxx                                        xx%  xxxxxxx
         "  xx                                        xx%    "
         "  xx                                        xx%    "
         "  xx                                        xx%    "
         "  xx                                        xx%    "
         "  xx                                        xx%    "
         "  xx                                        xx%    "
         "  xx                                        xx%    "
         "  xx                                        xx%    "
         "  xx                                        xx%    "
         "  xx                                        xx%    "
         "  xx                                        xx%    "
         "  xx                                        xx%    "


MARKED TEXT OMITTED PURSUANT TO AN APPLICATION FOR AN ORDER FOR
CONFIDENTIAL TREATMENT BY CARNIVAL]

                                                       Annex No. 5
                                                       -----------


                                          NOTES TO BE DELIVERED
xxxxxxxxxxxxxx                            WHEN ACTUAL CONSTRUCTION
xxx PROMISSORY       PRINCIPAL            REACHES FOLLOWING
NOTES EACH)          (AS PERCENTAGE)      STAGE OF COMPLETION
_______________      _______________      ________________________

xxxxx                     xxx%                     xx%  xxxxxxx
"  xx                     xxx%                     xx%      "
"  xx                     xxx%                     xx%      "
"  xx                     xxx%                     xx%      "
"  xx                     xxx%                     xx%      "
"  xx                     xxx%                     xx%      "
"  xx                     xxx%                     xx%      "
"  xx                     xxx%                     xx%      "
"  xx                     xxx%                     xx%      "
"  xx                     xxx%                     xx%      "
"  xx                     xxx%                     xx%      "
"  xx                     xxx%                     xx%      "
"  xx                     xxx%                     xx%      "